Exhibit 10.2

EXECUTION COPY

ADDITIONAL SECURED PARTY CONSENT

JPMorgan Chase Bank, N.A. 1111 Fannin, 10th Floor Houston, Texas 770002 Investment Bank Loan Operations c/o Clarence Lowe, Doc Workflow Management

January 31, 2013

The undersigned is the Authorized Representative for persons wishing to become Secured Parties (the “New Secured Parties”) under the Third Amended and Restated Collateral Agreement, dated as of January 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among MOMENTIVE SPECIALTY CHEMICALS HOLDINGS LLC (f/k/a HEXION LLC), a Delaware limited liability company, as Holdings, MOMENTIVE SPECIALTY CHEMICALS INC. (f/k/a HEXION SPECIALTY CHEMICALS, INC.), a New Jersey corporation, as U.S. Borrower, each Subsidiary Party party thereto and JPMORGAN CHASE BANK, N.A., as Applicable First Lien Representative (in such capacity, the “Applicable First Lien Representative”). Capitalized terms in this Agreement but not otherwise defined herein have the meanings set forth in the Collateral Agreement (or, if not defined therein, in the Credit Agreement).

Section 1: General.

In consideration of the foregoing, the undersigned hereby:

(i) represents that it has been duly authorized by the New Secured Parties to (x) become a party to the Collateral Agreement on behalf of the New Secured Parties under that certain first supplemental indenture, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “First Supplemental Indenture”), by and among Wilmington Trust, National Association, as trustee (the “First Lien Trustee”), Hexion U.S. Finance Corp., as issuer (the “Issuer”), and the guarantors named therein, which First Supplemental Indenture amends and supplements that certain indenture, dated as of March 14, 2012, among the Issuer, the guarantors named therein and the First Lien Trustee (the obligations of the Issuer and the guarantors under the First Supplemental Indenture, the “Additional Secured Obligations”) and (y) act as the Authorized Representative for the New Secured Parties under the Collateral Agreement;

(ii) acknowledges that it has received a copy of the Collateral Agreement and the First Lien Intercreditor Agreement;

(iii) appoints and authorizes the Applicable First Lien Representative to take such action as agent on its behalf and on behalf of all other Secured Parties and to exercise such powers under the Collateral Agreement and First Lien Intercreditor Agreement as are delegated to the Applicable First Lien Representative by the terms thereof, together with all such powers as are reasonably incidental thereto; and

(iv) accepts and acknowledges the terms of the First Lien Intercreditor Agreement applicable to it and the New Secured Parties and agrees to serve as Authorized Representative for the New Secured Parties with respect to the Additional Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to holders of Other First Lien Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof as fully as if it had been a Secured Party on the Intercreditor Effective Date and agrees that its address for receiving notices pursuant to the First Lien Security Documents (as defined in the First Lien Intercreditor Agreement) shall be as follows:

Wilmington Trust, National Association

Corporate Capital Markets

50 South Sixth Street

Suite 1290

Minneapolis, Minnesota 55402

Telephone: 612-217-5632

Facsimile: 612-217-5651

Attention: Hexion Administrator

The Applicable First Lien Representative, by acknowledging and agreeing to this Additional Secured Party Consent, accepts the appointment set forth in clause (iii) above.

Section 2: Parallel Debt Notes Obligations.

For the purposes of creating security rights governed by Dutch law,

(a) the Issuer hereby irrevocably and unconditionally undertakes to pay to the Collateral Agent (as defined in the First Lien Intercreditor Agreement) (the “Collateral Agent”) an amount equal to the aggregate amount payable (verschuldigd) by it to the holders of the Additional Secured Obligations. The payment undertaking of the Issuer under this Section 2(a) is hereinafter referred to as its “Parallel Debt Notes Obligations”;

(b) the Parallel Debt Notes Obligations of the Issuer constitute obligations and liabilities of the Issuer to the Collateral Agent which are separate and independent from, and without prejudice to, the Additional Secured Obligations and the Parallel Debt Notes Obligations represent the Collateral Agent’s own independent right to receive payment of the Parallel Debt Notes Obligations from the Issuer;

(c) the Parallel Debt Notes Obligations will be payable in the currency or currencies of the corresponding Additional Secured Obligations and will become due and payable as and when and to the extent one or more of the Additional Secured Obligations become due and payable;

(d) to the extent the Collateral Agent receives any amount in payment of the Parallel Debt Notes Obligations of the Issuer, the Collateral Agent shall distribute that amount among the New Secured Parties in accordance with the First Lien Intercreditor Agreement and any other applicable intercreditor agreement. Upon receipt by the Collateral Agent of any amount in payment

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of the Parallel Debt Notes Obligations (a “Received Amount”), the corresponding Additional Secured Obligations shall be reduced by amounts totaling an amount (a “Deductible Amount”) equal to the Received Amount in the manner as if the Deductible Amount were received by the Collateral Agent as a payment of the relevant Additional Secured Obligations on the date of receipt by the Collateral Agent of the Received Amount; and

(e) the Issuer and the Collateral Agent acknowledge and confirm that, pursuant to the provisions contained in this Section 2, the amount which may become payable by the Issuer as its Parallel Debt Notes Obligations from time to time shall not exceed the aggregate amount which is payable for principal and interest under the Additional Secured Obligations from time to time.

THIS ADDITIONAL SECURED PARTY CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signatures Follow]

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IN WITNESS WHEREOF, the undersigned has caused this Additional Secured Party Consent to be duly executed by its authorized officer as of the date first set forth above.

WILMINGTON TRUST BANK, NATIONAL ASSOCIATION, AS FIRST LIEN TRUSTEE AND AS AUTHORIZED REPRESENTATIVE FOR NEW SECURED PARTIES

		By:	/s/ Jane Schweiger
Name: Jane Schweiger Title: Vice President
ACKNOWLEDGED AND AGREED: JPMORGAN CHASE BANK, N.A., AS APPLICABLE FIRST LIEN REPRESENTATIVE AND COLLATERAL AGENT

By:	/s/ Peter S. Predun
Name: Peter S. Predun Title: Executive Director

[Signature Page to Additional Secured Party Consent]

MOMENTIVE SPECIALTY CHEMICALS HOLDINGS LLC

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

MOMENTIVE SPECIALTY CHEMICALS INC.

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

HEXION U.S. FINANCE CORP.

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

BORDEN CHEMICAL FOUNDRY, LLC

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

MOMENTIVE INTERNATIONAL INC.

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

MOMENTIVE SPECIALTY CHEMICALS INVESTMENTS INC.

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

[Signature Page to Additional Secured Party Consent]

MOMENTIVE CI HOLDING COMPANY (CHINA) LLC
By:	Lawter International Inc., its sole managing member

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

HSC CAPITAL CORPORATION

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

LAWTER INTERNATIONAL INC.

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

OILFIELD TECHNOLOGY GROUP, INC.

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

NL COOP HOLDINGS LLC
By:	Momentive Specialty Chemicals Inc., its sole member

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

[Signature Page to Additional Secured Party Consent]